                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
                                  ___________

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                              TriNet Group, Inc.
           --------------------------------------------------------
            (Exact name of registrant as specified in its charter)


              Delaware                                     94-3081033
------------------------------------------            -------------------
(State of incorporation or organization)              (I.R.S. Employer
                                                      Identification No.)

101 Callan Avenue, San Leandro, CA                           94577
------------------------------------------            -------------------
(Address of principal executive offices)                  (Zip Code)

If this form relates to the registration of a class of      If this form relates to the registration of a class of
securities pursuant to Section 12(b) of the Exchange        securities pursuant to Section 12(g) of the Exchange
Act and is effective pursuant to General Instruction        Act and is effective pursuant to General Instruction
G A.(c), please check the following box.  [_]               A.(d), please check the following box.  [X]

Securities Act Registration Statement and Number to which the form relates: 333-31534

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of Each Class to             Name of Each Exchange on Which
             be so Registered                Each Class is to be Registered
          ----------------------             ------------------------------

                   None
          ----------------------             ------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock, $0.0001 par value
--------------------------------------------------------------------------------
                               (Title of class)

Item 1.  Description of Registrant's Securities to be Registered.

     A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 71 of the Prospectus included in the Registrant's Registration Statement on Form S-1, Registration No. 333-31534 (the "Registration Statement"), filed with the Securities and Exchange Commission (the "Commission") on March 2, 2000, as amended by Amendment No. 1 thereto filed April 12, 2000, Amendment No. 2 thereto filed May 12, 2000, Amendment No. 3 thereto filed May 19, 2000, Amendment No. 4 thereto filed June 26, 2000, Amendment No. 5 thereto filed September 22, 2000 and Amendment No. 6 thereto filed October 10, 2000 and such Registration Statement, as amended, is incorporated herein by reference.

Item 2.  Exhibits.

     Exhibit
     Number                   Description
     -------                  -----------

     3.1 Amended and Restated Certificate of Incorporation of TriNet. (1)

     3.2 Form of Amended and Restated Certificate of Incorporation of TriNet to be filed immediately following the closing of the offering. (1)

     3.3                      Bylaws of TriNet. (1)

     3.4 Form of Amended and Restated Bylaws of TriNet to be in effect before the closing of the offering. (1)

     4.1                      Specimen Stock Certificate. (1)
______________________________
     (1) Filed as the like-numbered exhibit to the Registration Statement and incorporated herein by reference.

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                              TriNet Group, Inc.
                              --------------------------------------------------
                              (Registrant)



Date: October 27, 2000        By:   /s/ Martin Babinec
                                    --------------------------------------------
                                    Martin Babinec
                                    Chief Executive Officer